Exhibit 99.2
January 6, 2010

Forward Looking Statements Safe Harbor All forward-looking statements made in this presentation are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are all statements other than statements of historical facts and include beliefs, opinions, estimates, and projections about future business developments and opportunities and financial guidance, are not guarantees of future performance or events but are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied, including risks and uncertainties set forth in the Company’s SEC filings, including but not limited to Form 10-K for fiscal year 2008 and subsequent filings on Form 8-K and 10-Q. Any forward-looking statements in this presentation speak only as of the date hereof, and the Company assumes no duty or obligation to update or revise any forward-looking statements.

$45MM $18MM $18MM $18MM Interactive Distributed Generation Energy Efficiency Utility Infrastructure Energy Services Commercial, Industrial, and Institutional Customers Electric Utility Partners 3 Our Business and the Customers We Serve Chart shows revenues for the Last 12 Months (“LTM”) ended September 2009. Oil and Gas Producers Energy and Smart Grid Solutions Energy Services

$29 $31 $44 $116 $111 $135 $0 $20 $40 $60 $80 $100 $120 $140 $160 2003 2004 2005 2006 2007 2008 $0.04 $0.07 $0.24 $0.71 $0.77 $0.63 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 2003 2004 2005 2006 2007 2008 Note: EPS is from continuing operations. 2007 EPS excludes a $14.1 Million 2Q07 Restructuring Charge. See Non-GAAP Financial Measure Discussion in Appendix. 4 Revenue E.P.S. Millions of Dollars Earnings per Share 5 Year CAGR = +36% 5 Year CAGR = +74% Our Track Record of Profitable Growth and Strong Execution “As Reported” (0.06)

5 Our Strong Balance Sheet Positions Us Well for the Future Cash Revolving Credit Facility Capital Leases EBITDA(1) (Trailing 12 Months) $12 million $50 million, Zero Drawn $6 million $8.6 million (1) See Non-GAAP Financial Measure Reconciliation in Appendix 3Q09 Key Balance Sheet Figures

6 Interactive Distributed Generation: Smart Grid Efficiencies + Standby Power = ROI Electric Utility Customer Site PowerSecure Smart Grid Monitoring Center Interactive Distributed Generation® System Monitoring Grid and Peak Load Forecasting Monitoring Utility Power Monitoring Generating System Dispatching Power Monitoring On-Site Power 24/7 Monitoring for Standby and Peak Shaving Proprietary Internet-based Monitoring, Dispatch, and Control No Interruption of Power =“No Pain” Solution (NexGear Switchgear) Utility Tariff and Interconnect Experts

7 Wholesale Price per kWh % of Time Price Level Exists 1. Top Figure — Source: SP 15 California Price for Day Ahead Power, January 2001-March 2008, as reported by EconStats.com. 2. Bottom Figure — Source: PowerSecure data, utility demand curve for a winter day. Our Systems Ran 4,000 Times in 1H09 to Deliver Peak Shaving Benefits for Utilities and their Customers Optimizing Cost During 200-250 Hours Annually of Highest Peak Demand Peak Shaving Savings Electricity Demand

The Lack of Backup Power Costs the U.S. $80 Billion Annually(1) Less than 3% of U.S. Commercial and Industrial Power is “Backed Up”(2) Distributed Power Systems are Limited to just 18,160 Generators with 21,000 Megawatts of Capacity(2) (Out of the Total 1,000,000 Megawatts of U.S. Capacity) Wind and Solar Installations Require Backup “Firming” Systems due to Weather-Dependencies “the unreliability of generation from wind and solar means that reliable generation must backup every kilowatt-hour..” (Dr. Lester Lave, Carnegie Mellon, U.S. Senate Testimony, Feb 2009) Distributed Generation Systems Address Growing Security Concerns with U.S. Electric Grid “The main problems with electricity are the fragility, and... vulnerability, of the national grid.. It is susceptible to extended outage from natural disaster or sabotage...” (Report of the Defense Science Board Task Force on Department of Defense Energy Strategy, Feb 2008) And they Ran 1,000 Times in 1H09 to Deliver Customers Backup Power 8 (1) Berkeley Lab Study, 2004 (2) EIA data, and PowerSecure estimates using EIA data

Distributed Generation Business Model: "Customer-Owned" and "PowerSecure-Owned"

System Sale (Project-based) Model

Customer-Owned Generation



PowerSecure Revenue
Cost of Sales
Gross Margin
PowerSecure Monitoring Revenue
Year 0
Year 1
Year 2
Year 3
Year 4
... Year N

Recurring Revenue Model

PowerSecure-Owned Generation



PowerSecure Capital
PowerSecure Recurring Revenue
Cost of Sales
Operating Margin
Capital
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Year 2
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... Year N

9

Utility Infrastructure: An Extension of our Core Competencies and Utility Relationships 10 Transmission & Distribution Maintenance and Construction Substation Products and Services Advanced Metering and Lighting Installations Storm Restoration Utility Engineering and Design Services Regulatory and Rate Design Consulting

Utility Infrastructure: Business Progression and Growth

- **Our Utility Infrastructure Investment and Progression**
  - 2005 - Launched Utility Engineering Business (Hired Leading Utility Engineering Executive to Lead Engineering Team)
  - 2006 - Initiated Larger Scale Infrastructure Projects for Utility Partners and their Federal Customers
  - 2007 - Launched Utility Services Business (Hired Leading Utility Transmission & Distribution Executive)
  - 2009 - 3 Major Investor-Owned Utilities Initiate PowerSecure UtilityServices Crews
- **Our Goal: $100 Million Business in 5 Years**
  - Industry Transmission & Distribution Investment is Estimated to be $890 Billion from 2010-2030[1] (Average of over $40 Billion/Year)
  - Capitalize on our "People Advantage"
  - Investing in "Technology Advantage" - Development of PowerSecure "SmartStation"

(1) The Brattle Group, November 2008 – "Transforming America's Power Industry – The Investment Challenge 2010-2030"

11

Power Secure

Energy Efficiency: EfficientLights Extends our National Account Relationships 12 EfficientLights - LED-Based Lighting Fixture for Grocery, Drug, and Convenience Store Refrigerated Cases Replaces to Traditional Fluorescent Lighting Reduces Lighting Energy Use by 70% Reduces Maintenance Cost (10 Year LED Light versus 2 Year Fluorescent) Reduces Stores’ Carbon Footprint/Eliminates Mercurycontaining Fluorescent Lights We are the Market Leader: We have the best quality light in the marketplace, and the strongest ROI 650% Growth Expected in 2009 -- to $20MM of Revenue The Market Approaches $1 Billion (Retrofit of Grocery, Drug, and Convenience Stores)

EfficientLights: Business Progression and Growth

- Our EfficientLights Investment and Progression
  - 4Q07: Identified EfficientLights Technology and Made Investment – "GROUND ZERO"
  - 1Q08 and 2Q08: $400,000 of Revenue Each Quarter - "OUT OF THE GATE"
  - 3Q08 and 4Q08: $900,000 Each Quarter – Pilots Developed into "REGULAR BUYING"
  - 1Q09: $2.2 Million of Revenue
  - 2Q09: $4.6 Million of Revenue
  - 3Q09: $8.3 Million of Revenue
- Our Goal: Maximize Customer Penetration and Adoption over Next 2-3 Years
  - Capitalize on our Lighting Quality and ROI Advantages
  - Continue to Improve EfficientLights Technology
- Next: Newly Developed EfficientLights Street Light (2010)
  - 30+ Million Streetlights in the U.S.
  - $25-$50 Billion Opportunity

13

Power Secure

14 Revenue From Customers Other Than Publix Millions of Dollars Our Growth and Diversification Strategies are Succeeding Percent of Total Revenue

As Our Energy Solutions Deliver Value to a Growing List of Utility Partners and Customers 15

NSADAQ: POWR (919) 556 3056 www.PowerSecure.com 16 Questions?

Appendix (Non-GAAP Measures)

Non-GAAP Reconciliation: Income and EPS Income from Continuing Operations and E.P.S. from Continuing Operations Twelve Months ended December 31, 2008 December 31, 2007 Income Diluted Income Diluted from E.P.S. from from E.P.S. from Continuing Continuing Continuing Continuing ($000's except per share data) Operations Operations Operations Operations As Reported GAAP Measure 10,735 0.63 (999) (0.0S) Add Back: 2007 Restructuring Charge (1) 14,139 13,140 0.83 “Adjusted” non-GAAP Measure 10,735 0.63 0.77 2008 vs. 2007 -- "As Re ported" 0.69 % Variance 1150% 200S vs. 2007 -- “Adjusted” (0.14) % Variance -18% Weighted Average Diluted Shares -GAAP (2) 17.021 16,045 Weighted Average Diluted Shares -Adjusted (2) 17,102 Not Income and E.P.S. Twelve Months ended December 31, 2008 December 31, 2007 Net Diluted Net Diluted ($000's except per share data) Income E.P.S. Income E.P.S. As Reported GAAP Measure 10,658 0.63 (1,608) (0.10) Add Back: 2Q07 Restructuring Charge (1) 14,139 12,531 0.83 “Adjusted" non-GAAP Measure 10,058 0.63 0.73 200S vs. 2007 -- “As Re ported” 0 73 % Variance 730% 2008 vs. 2007 - “Adjusted” (0.10) % Variance -14% Weighted Average Diluted Shares -GAAP (2) 17,021 16,045 Weighted Average Diluted Shares -Adjusted (2) 17,102 (1) Net lncome and E. P.S.for adjustment items calculated with zero tax impact given the Comany’s net operating loss carryforwards. (2) Weighted Average Diluted Shares utilizes the Basic Share figure in the “As Reported” calculation due to the Company's net loss position for 2007. The non-GAAP measure util izes the Diluted Share figure due to the resulting positive net income after the adjustment. Note: Totals may not add due to rounding. 18

Non-GAAP Reconciliation: EBITDA 19 Last 12 Months ($ in 000’s) Ended 2Q09 Net Income - As Reported 2,132 Depreciation - Amortization 2,265 Income Taxes Net of Credits 612 Interest Expense 592 Interest Income (183) Less: Equity Income net of Distributions 154 Loss on Discont Ops, Minority Int, Disposal of PP&E, Stock Comp 3,002 EBITDA 8,575

References by the Company to “Adjusted E.P.S.”, and the other “Adjusted” non-GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. in this presentation constitute non-GAAP financial measures. They refer to the Company's GAAP income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S., excluding the following items $14.1 million restructuring costs incurred in the Company’s second quarter of fiscal 2007. The Company believes providing non-GAAP measures which adjust for this item, which are not indicative of the results of the Company's operations, are useful tools permitting management and the board of directors to measure, monitor and evaluate the Company's operating performance and to make operating decisions. Non-GAAP Adjusted E.P.S. and the other “Adjusted” non-GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. shown above are also used by management to assist it in planning and forecasting future operations and making future operating decisions. The Company also believes these non-GAAP measures provide meaningful information to investors in terms of enhancing their understanding of the Company's core operating performance and results and allowing investors to more easily compare the Company's financial performance on an operating basis in different fiscal periods, and also correspond more closely to investors and analyst’s estimates. However, these non-GAAP measures may not be directly comparable to similarly defined measures as reported by other companies. “Adjusted E.P.S.”, and the other “Adjusted” non- GAAP measures of income or loss from continuing operations, net income, diluted E.P.S. from continuing operations, and diluted E.P.S. should be considered only as supplements to, and not as substitutes for or in isolation from, other measures of financial information prepared in accordance with GAAP, such as GAAP net income, GAAP net income per share, GAAP income from continuing operations, or GAAP income from continuing operations per share. References by the Company to trailing 12-month EBITDA is a non-GAAP financial measure computed as income before interest and finance charges, income taxes (net of tax credits), depreciation and amortization, equity income from minority interest (net of distributions), interest income, loss on discontinued operations, loss on disposal of PP&E, and stock compensation expense. Management believes that this EBITDA measure offers a useful tool to measure and monitor the Company's operating performance, and that this is enhanced by eliminating the 2Q07 restructuring charge which is not indicative of the results of the Company's core operations. Management believes that this measure provides meaningful information to investors by enhancing their understanding of the Company's core operating performance and results, and it is also utilized by the Company’s lenders in their assessment of the Company’s performance and covenant compliance. EBITDA is also used by management to assist in planning and forecasting future operations. However, EBITDA as defined by the Company may not be directly comparable to similarly defined measures as reported by other companies. This non-GAAP measures should only be considered as supplements to, and not as substitutes for or in isolation from, other measures of financial information 20 Non GAAP Measures